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                            APW LTD. (F/K/A AWP LTD.)

                            INVESTOR RIGHTS AGREEMENT


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                            Dated as of July 31, 2002











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4

                                TABLE OF CONTENTS

                                                                                                         Page No.
SECTION 1. COVENANTS, REPRESENTATIONS AND WARRANTIES ................................................           1

SECTION 2. RESTRICTIONS ON TRANSFER OF INVESTOR SHARES ..............................................           2
     2A.        Restrictions on Transfer ............................................................           2
     2B.        First Offer Right ...................................................................           2
     2C.        Participation Rights ................................................................           3
     2D.        Permitted Transfers .................................................................           4
     2E.        Termination of Restrictions .........................................................           5
     2F.        Successors ..........................................................................           5

SECTION 3. SALE OF THE COMPANY ......................................................................           5
     3A.        Approved Sale .......................................................................           5
     3B.        Required Actions ....................................................................           6
     3C.        Conditions to Investors' Obligations ................................................           7
     3D.        Expenses of Approved Sale ...........................................................           7
     3E.        Termination .........................................................................           7

SECTION 4. LIMITED PREEMPTIVE RIGHTS ................................................................           7
     4A.        Offering ............................................................................           7
     4B.        Election Notice .....................................................................           8
     4C.        Expiration of Offering Period .......................................................           8
     4D.        New Securities ......................................................................           9
     4E.        Termination .........................................................................           9

SECTION 5. INITIAL PUBLIC OFFERING ..................................................................           9

SECTION 6. LEGEND ...................................................................................           9

SECTION 7. TRANSFER .................................................................................          10

SECTION 8. BOARD OF DIRECTORS; VOTING ...............................................................          10
     8A.        Composition of the Board and Other Matters ..........................................          10
     8B.        Observer Attendance at Board Meetings ...............................................          13
     8C.        Alternate Director ..................................................................          13
     8D.        Conduct of Board Meetings ...........................................................          13
     8E.        Board Meeting Fees and Expenses; Director Indemnification ...........................          14
     8F.        VCOC Information Rights .............................................................          14
     8G.        Other Voting Matters ................................................................          14
     8H.        Reverse Share Split .................................................................          15
     8I.        Termination .........................................................................          15

SECTION 9. DEMAND REGISTRATIONS .....................................................................          15

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
     9A.   Requests for Registration ..........................................   15
     9B.   Long-Form Registrations ............................................   16
     9C.   Short-Form Registrations ...........................................   16
     9D.   Priority on Demand Registrations ...................................   16
     9E.   Selection of the Underwriters ......................................   17
     9F.   Demand Registration Expenses .......................................   17

SECTION 10. PIGGYBACK REGISTRATIONS ...........................................   17
     10A.  Right to Piggyback .................................................   17
     10B.  Piggyback Expenses .................................................   17
     10C.  Priority on Primary Registrations ..................................   17
     10D.  Other Registrations ................................................   17
     10E.  Postponement or Withdrawal .........................................   18

SECTION 11. HOLDBACK AGREEMENT ................................................   18

SECTION 12. REGISTRATION PROCEDURES ...........................................   18

SECTION 13. REGISTRATION EXPENSES .............................................   21
     13A.  Company Expenses ...................................................   21
     13B.  Reimbursement ......................................................   21

SECTION 14. INDEMNIFICATION ...................................................   21
     14A.  Indemnification Obligation of the Company ..........................   21
     14B.  Indemnification of the Company .....................................   22
     14C.  Indemnification Procedures .........................................   22
     14D.  Other Indemnification Provisions ...................................   22

SECTION 15. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS .......................   22

SECTION 16. RESTRICTIONS ON THE COMPANY .......................................   23
     16A.  Actions of the Company Requiring Super-Majority Investor Approval...   23
     16B.  Actions of the Company Requiring Super-Majority Board Approval .....   23
     16C.  Other Restrictions .................................................   24
     16D.  Bye-Laws ...........................................................   26

SECTION 17. DEFINITIONS .......................................................   27

SECTION 18. MISCELLANEOUS .....................................................   32
     18A.  Transfers in Violation of Agreement ................................   32
     18B.  Amendment and Waiver ...............................................   33
     18C.  Severability .......................................................   34
     18D.  Entire Agreement ...................................................   34
     18E.  No Inconsistent Agreements .........................................   34
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
     18F. Adjustments Affecting Registrable Securities .....................   34
     18G. Successors and Assigns ...........................................   35
     18H. Counterparts .....................................................   35
     18I. Remedies .........................................................   35
     18J. Notices ..........................................................   35
     18K. Governing Law ....................................................   35
     18L. Waiver of Jury Trial .............................................   36
     18M. Submission to Jurisdiction .......................................   36
     18N. Descriptive Headings .............................................   36
     18O. Company Action. ..................................................   36
     18P. Additional Investors .............................................   36

                            INVESTOR RIGHTS AGREEMENT

                  THIS INVESTOR RIGHTS AGREEMENT (this "Agreement") is entered into as of July 31, 2002, by and among (i) APW Ltd., formerly known as AWP Ltd., a Bermuda company (the "Company"), (ii) each of the Persons listed on the attached "Schedule of Investors" (collectively, the "Initial Investors"), and
(iii) each of the Persons who hereafter becomes party hereto in accordance with
Section 2F hereof or Section 18P hereof (collectively with the Initial Investors, the "Investors). Each capitalized term used herein and not otherwise defined herein is defined in Section 17 hereof.

                  Each of the Initial Investors is either a (a) lender to BQX Ltd., formerly known as APW Ltd., a Bermuda company ("Old APW"), who owns or, upon the effective date of a plan of reorganization under Chapter 11 of the U.S. Bankruptcy Code (the "Reorganization") of Old APW, will own Common Shares, or
(b) a holder of warrants to acquire Common Shares issued in connection with the Company's debtor-in-possession financing. The parties hereto enter into this Agreement, among other reasons, to (i) provide for an orderly election of the Company's board of directors, (ii) restrict the sale, assignment, transfer, encumbrance or other disposition of the Investor Shares, (iii) provide for certain rights and obligations in respect thereto and (iv) provide for registration rights in respect thereto.

                  NOW, THEREFORE, the parties to this Agreement hereby agree as follows:

SECTION 1.        COVENANTS, REPRESENTATIONS AND WARRANTIES

                  Each Investor covenants, represents and warrants that (i) this Agreement has been duly authorized, executed and delivered by such Investor and constitutes the valid and binding obligation of such Investor, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties and general principles of equity, (ii) upon the effective date of the Reorganization, such Investor shall be the record and beneficial owner of the shares of the Company's shares issued to such Investor in the transactions contemplated by the Reorganization, free and clear of all liens, charges and other encumbrances (other than those imposed by applicable securities laws or this Agreement), and if such Investor shall not as of such time be the sole beneficial owner of such shares of the Company, then such Investor shall have delivered to the Company a written notice stating the name and address of each beneficial holder of such shares as of such time and the nature and extent of beneficial ownership of each such holder in such shares, and (iii) such Investor has not granted and is not a party to any proxy, voting trust or voting agreement or any agreement which is inconsistent with, conflicts with or violates any provision of this Agreement. Each Investor agrees that it shall not grant any proxy or become party to any voting trust, voting agreement or any agreement which is inconsistent with, conflicts with or violates any provision of this Agreement.

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              PROVISIONS RELATING TO TRANSFER; SALE OF THE COMPANY;
                       PUBLIC OFFERING; PREEMPTIVE RIGHTS

             SECTION 2. RESTRICTIONS ON TRANSFER OF INVESTOR SHARES

          2A. Restrictions on Transfer. Each Investor agrees that it shall not sell, transfer, assign, pledge or otherwise directly or indirectly dispose of (a "Transfer") any interest in any Investor Shares, except (to the extent permitted by Bermuda law) pursuant to and in accordance with the provisions of Section 2B and Section 2C or pursuant to and in accordance with a Public Sale, a Public Offering, or an Exempt Transfer (as defined in Section 2D). No Investor shall consummate any Transfer (other than certain Public Sales, a Public Offering, or an Exempt Transfer) until 30 days after the delivery to the Company of such Investor's Offer Notice (if any) or 45 days after the delivery to the Company of such Investor's Sale Notice (if any), unless the parties to the Transfer have been finally determined pursuant to this Section 2 prior to the expiration of the applicable period.

          2B. First Offer Right. At least thirty (30) days prior to making or seeking to make any Transfer of any Investor Shares (other than in a Public Sale consummated at least one year after the effective date of the Reorganization, in a Public Offering, or in an Exempt Transfer), the transferring Investor (the "Transferring Investor") shall deliver a written notice (an "Offer Notice") to the Company and, upon receipt thereof the Company shall promptly deliver a copy thereof to each 10% Investor. The Offer Notice shall disclose in reasonable detail the proposed number of Investor Shares to be transferred, the proposed terms and conditions of the Transfer and the identity of the prospective transferee(s) (if known). First, subject to Section 16A, the Company may elect to purchase all or any portion of the Investor Shares specified in the Offer Notice (provided that the Company may not elect to purchase any of such Investor Shares unless all of such Investor Shares offered are purchased by the Company, or the Company and the 10% Investors pursuant to this Section 2B) at the price and on the terms specified therein by delivering written notice of such election to the Transferring Investor and each 10% Investor within twenty (20) days after the delivery of the Offer Notice. If the Company has not elected to purchase all of the Investor Shares within such twenty-day period, the 10% Investors may elect to purchase all (but not less than all) of such Investor Shares which the Company has not elected to purchase (the "Available Shares") at the price and on the terms specified in the Offer Notice by delivering written notice of such election to the Transferring Investor as soon as practical, but in any event within thirty (30) days after delivery of the Offer Notice. If the 10% Investors have elected to purchase in the aggregate more than the number of Available Shares, the Available Shares shall be allocated among the 10% Investors electing to purchase shares according to each such Investor's Pro Rata Share or as such 10% Investors electing to purchase such shares may otherwise agree. If the Company or any 10% Investor has elected to purchase Investor Shares from the Transferring Investor, the transfer of such shares shall be consummated as soon as practical after the delivery of the election notice(s) to the Transferring Investor, but in any event within fifteen days after the expiration of the 30-day period following the delivery to the Company of the Offer Notice (the "Election Period"). If the Company and the 10% Investors have not elected to purchase all of the Investor Shares being offered, the Transferring Investor may, within sixty (60) days after the expiration of the Election Period and subject to the provisions of Section 2C below, transfer all (but not less than all) of such Investor Shares to one or more Persons, at a price no less than the price per share specified in the Offer Notice and on

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other terms no more favorable to the transferees thereof than offered to the
Company and the 10% Investors in the Offer Notice. In connection with any such Transfer to one or more Persons, the Transferring Investor shall deliver to the Company a duly executed share transfer form, together with a certificate, in form and substance reasonably satisfactory to the Company, stating the name(s) of such Person(s) and the price and other terms of such Transfer, and the Company shall not be obligated to effect such Transfer on it books unless and until it shall have received such certificate. Within thirty (30) days after receipt of such certificate and consummation of the Transfer described therein, the Company shall deliver to each other Investor a notice stating the name of the Transferring Investor, the number of shares Transferred and the price and other terms of such Transfer, as set forth in such certificate. Any Investor Shares not transferred in accordance with the foregoing within such 60-day period shall be reoffered to the Company and the 10% Investors in accordance with this Section 2B prior to any subsequent Transfer. The purchase price specified in any Offer Notice shall be payable solely in cash, cash equivalents, other securities of the Company or freely transferable, marketable securities at the closing of the transaction or in installments over time, and no Investor Shares may be pledged without the prior written consent of Investor(s) holding a majority of the Investor Shares, which consent may be withheld in the sole discretion of such Investor(s). A 10% Investor's "Pro Rata Share" means a fraction, the numerator of which is the aggregate amount of Investor Shares held by such 10% Investor collectively with its Affiliates, and the denominator of which is the aggregate number of Investor Shares held by all 10% Investors and their respective Affiliates (other than the Transferring Investor).

          2C. Participation Rights. At least forty-five (45) days prior to any Transfer, in any transaction or series of related transactions, of Investor Shares representing 10% or more of the number of Common Shares on a Fully Diluted Basis by any Investor or group of Investors acting together (other than in Public Sales, Public Offerings, Exempt Transfers or Transfers to the Company or any 10% Investor pursuant to Section 2B), the Investor or group of Investors making such Transfer (collectively, the "10% Transferring Investor") shall deliver a written notice (the "Sale Notice") to the Company, specifying in reasonable detail the identity of the prospective transferee(s), the number of shares to be transferred, the terms and conditions of the Transfer, a good faith estimate of the out-of-pocket expenses incurred to date and the out-of-pocket expenses reasonably expected to be incurred in the future in connection with the proposed transfer (which notice may be the same notice and given at the same time as the Offer Notice under Section 2B). Upon receipt of a Sale Notice, the Company shall promptly, and in any event within five (5) days, deliver a copy thereof to each of the Investors other than the 10% Transferring Investor (the "Other Investors"). The Other Investors may elect to participate in the contemplated Transfer at the price per share and on the terms specified in the Sale Notice by delivering written notice to the 10% Transferring Investor within thirty (30) days after delivery of the Sale Notice to the Company. If any Other Investors have elected to participate in such Transfer, the 10% Transferring Investor and each such Other Investor shall be entitled to sell in the contemplated Transfer, at the price and on the terms substantially as set forth in the Sale Notice, a number of Investor Shares equal to the product of (i) the quotient determined by dividing the percentage of Investor Shares owned by such Person (collectively with its Affiliates, but without duplication) by the aggregate percentage of Investor Shares owned by the 10% Transferring Investor and the Other Investors participating in such sale (each determined collectively with the holdings of its Affiliates, but without duplication) and
(ii) the number of Investor Shares to be sold in the contemplated Transfer.

     For example, if the Sale Notice contemplated a sale of 100 Investor Shares by the 10% Transferring Investor, and if the 10% Transferring Investor at such time owns 30% of all Investor Shares and if one Other Investor elects to participate and owns 20% of all Investor Shares, the 10% Transferring Investor would be entitled to sell 60 shares (30% / 50% x 100 shares) and the Other Investor would be entitled to sell 40 shares (20% / 50% x 100 shares).

Each 10% Transferring Investor shall use best efforts to obtain the agreement of the prospective transferee(s) to the participation of the Other Investors electing to participate in any contemplated Transfer, and no 10% Transferring Investor shall Transfer any of its Investor Shares to any prospective transferee if such prospective transferee(s) declines to allow the participation of such Other Investors. Each of the 10% Transferring Investor and the Other Investors electing to transfer Investor Shares pursuant to this Section 2C shall pay its proportionate share (based on the number of Investor Shares to be sold by each Investor) of the out-of-pocket expenses incurred by the Investors in connection with such transfer (or proposed transfer, if not consummated) and shall be obligated to join on a several basis (based on the number of Investor Shares so sold by each Investor) in any indemnification or other obligations that the 10% Transferring Investor agrees to provide in connection with such transfer (except that, if the 10% Transferring Investor undertakes any such obligations that relate specifically to such Investor, such as indemnification with respect to representations and warranties given by such Investor regarding such Investor's title to and ownership of Investor Shares subject to such Transfer; then each Other Investor shall enter into corresponding obligations in respect of the Investor Shares held by such Other Investors and subject to such Transfer. Notwithstanding the foregoing, (i) no Investor electing to transfer Investor Shares pursuant to this Section 2C shall be obligated to make any representations and warranties relating to the business or capitalization of, or any other matter relating to, the Company and its Subsidiaries, other than Personal Obligations (as defined in Section 3B), unless such representations and warranties are made only to the extent of such Investor's knowledge, provided that such Investor may be required to enter into indemnification obligations in respect of representations and warranties by the Company, if any, or by another Investor relating to the business or capitalization of, or any other matter relating to, any of the Company and its Subsidiaries, (ii) no Investor electing to transfer Investor Shares pursuant to this Section 2C shall have any liability relating to another Investor's representations and warranties as to title and ownership of Investor Shares, and (iii) no Investor electing to transfer Investor Shares pursuant to this Section 2C shall be obligated in connection with such Transfer to agree to indemnify or hold harmless the transferees or any other transferor with respect to an amount in excess of the net cash proceeds paid to such Investor in connection with such Transfer.

          2D. Permitted Transfers. The restrictions set forth in this Section 2 shall not apply to transfers by the Investors to transferees ("Permitted Transferees") with respect to any of the following transfers that are otherwise permitted by Bermuda law:

          (i) Subject to the paragraphs below, any Transfer of Investor Shares by any Investor to any of its Affiliates;

           (ii)  an Approved Sale;

           (iii) any Transfer by an Other Investor pursuant to Section 2C;

           (iv) any Transfer to any Investor who collectively with its Affiliates holds, or Investors who collectively (including the holdings of their respective Affiliates) hold, a majority of the outstanding Common Shares;

           (v)   any Transfer by a 10% Investor to another 10% Investor; or

           (vi) any Transfer by an Investor (other than a 10% Investor) to an Initial Investor.

Notwithstanding anything to the contrary herein (other than Section 2E below), the restrictions contained in this Agreement will continue to be applicable to the Investor Shares following any Transfer, and the transferee of such Investor Shares shall agree in writing to be bound by the provisions of this Agreement. Notwithstanding the foregoing, no Investor shall avoid the provisions of this Agreement by making one or more Transfers to one or more Permitted Transferees and then disposing of all or any portion of such party's interest in any such Permitted Transferee, and any Transfer or attempted Transfer in violation of this covenant shall be void and otherwise subject to Section 18A below. Any Transfer permitted pursuant to this Section 2D is referred to herein as an "Exempt Transfer".

           2E.   Termination of Restrictions. The restrictions set forth in this
Section 2 shall continue with respect to each Investor Share until the earlier of (i) the date on which such Investor Share has been transferred in a Public Sale in compliance with this Agreement or in a Public Offering and (ii) the consummation of a Significant Market Liquidity Event or an Approved Sale.

           2F.   Successors. Prior to effecting a Transfer of any Investor
Shares (other than in a Public Sale in compliance with this Agreement or in a Public Offering) to any Person, the transferring Investor shall cause the prospective transferee to be bound by this Agreement and to execute and deliver to the Company and the other Investors a counterpart of this Agreement. Any such successor shall inure to the rights and benefits and be bound by the obligations of the transferring Investor hereunder in respect of the Investor Shares so transferred, including without limitation the rights to designate directors, subject to the limitations set forth herein applied to such transferee in the same manner applicable to the transferring Investor thereof.

           SECTION 3. SALE OF THE COMPANY

           3A. Approved Sale. If the Board and Investor(s) holding a majority of the Investor Shares approve a Sale of the Company (an "Approved Sale"), each holder of Investor Shares will vote (at a shareholders' meeting which has been duly called or, if so requested by any 10% Investor, by written consent) all of his, her or its Investor Shares (and any other voting securities of the Company over which such Investor has voting control) for, consent to, take all necessary and desirable actions to consummate and will not dissent from, object to, or otherwise impede the consummation of the Approved Sale.

           3B. Required Actions. If the Approved Sale is structured as (A) a merger, amalgamation or scheme of arrangement, each holder of Investor Shares shall vote (at a shareholders' meeting which has been duly called or, if so requested by any 10% Investor, by written consent) all of his, her or its Investor Shares (and any other voting securities of the Company over which such Investor has voting control) to approve such merger, amalgamation or scheme of arrangement, whether by written consent or at a shareholders' meeting, and waive all dissenter's rights, appraisal rights and similar rights in connection with such merger, amalgamation or scheme of arrangement, (B) a sale of shares, each holder of Investor Shares shall agree to sell, and shall sell, all of its Investor Shares and rights to acquire Investor Shares on the terms and conditions so approved, or (C) a sale of assets, each holder of Investor Shares shall vote (at a shareholders' meeting which has been duly called or, if so requested by any 10% Investor, by written consent) all of his, her or its Investor Shares (and any other voting securities of the Company over which such Investor has voting control) to approve such sale and any subsequent liquidation of the Company or other distribution of the proceeds therefrom, whether by written consent or at a shareholders meeting, as requested by the Board or Investor(s) holding a majority of the Investor Shares. In furtherance of the foregoing, (I) each holder of Investor Shares will take all necessary or desirable actions reasonably requested by the holder(s) of a majority of the Investor Shares in connection with the consummation of the Approved Sale of the Company and (II) each holder of Investor Shares will make the same representations and warranties, and enter into the same indemnities and agreements, as are made and entered into by holder(s) of a majority of the Investor Shares (subject to clauses (i) through (iv) below), including without limitation, voting to approve such transaction and executing the applicable purchase agreement. In any Approved Sale, (i) each holder of Investor Shares may be obligated to make representations and warranties as to such Investor's title to and ownership of Investor Shares, authorization, execution and delivery of relevant documents by such Investor, enforceability of relevant agreements against such Investor and other matters relating to such Investor and enter into covenants in respect of the Transfer of such Investor's Investor Shares in connection with such applicable sale (such representations and warranties and covenants, collectively, "Personal Obligations"), and enter into indemnification obligations with respect to breach of any of the foregoing, in each case to the extent that each other Investor is similarly obligated; provided that no Investor shall be obligated to enter into indemnification obligations with respect to any of the foregoing to the extent relating to any other Investor or another Investor's Investor Shares, (ii) no holder of Investor Shares shall be obligated to make any representations and warranties relating to the business or capitalization of, or any other matter relating to, the Company and its Subsidiaries, other than Personal Obligations, unless such representations and warranties are made only to the extent of such holder's knowledge, provided that each holder of Investor Shares may be required to enter into indemnification obligations in respect of representations and warranties by the Company if any, or by another Investor relating to the business or capitalization of, or any other matter relating to, any of the Company and its Subsidiaries, (iii) in no event shall any Investor be liable in respect of any indemnity obligations pursuant to any Approved Sale in an aggregate amount in excess of the total consideration payable to such Investor in such Approved Sale, and (iv) in no event shall any Investor be liable in respect of a portion of any indemnity obligation of the Investors pursuant to any Approved

Sale (other than indemnification in respect of such Investor's Personal Obligations) in excess of its Liquidating Share thereof. For purposes of the foregoing, an Investor's "Liquidating Share" of the amount of any liability shall be equal to the amount by which the aggregate consideration paid to such Investor upon the consummation of the Approved Sale, calculated in accordance with Section 3C(i) below, would have been reduced had the aggregate consideration previously available for distribution to, and paid to, all Investors upon the consummation of the Approved Sale been reduced by the amount of such liability.

           3C. Conditions to Investors' Obligations. The obligations of the holders of Investor Shares pursuant to this Section 3 with respect to an Approved Sale are subject to the satisfaction of the following conditions: (i) upon the consummation of the Approved Sale, each holder of Investor Shares will receive the same form of consideration and the same portion of the aggregate consideration that such holder of Investor Shares would have received if such aggregate consideration had been distributed by the Company in complete liquidation pursuant to the rights and preferences set forth in the Company's bye-laws as in effect immediately prior to such Approved Sale; (ii) if any holders of a class of Investor Shares are given an option as to the form and amount of consideration to be received, each holder of such class of Investor Shares will be given the same option; and (iii) each holder of then currently exercisable rights to acquire shares of a class of Investor Shares will be given an opportunity to exercise such rights prior to the consummation of the Approved Sale and participate in such sale as a holder of such class of Investor Shares, or to sell such rights for consideration equal to (x) the proceeds that such Investor would have received in the Approved Sale if such Investor had exercised such rights prior to the consummation of the Approved Sale and participated in such sale as a holder of such class of Investor Shares minus (y) the consideration that such Investor would have paid if such Investor had exercised such rights prior to the consummation of the Approved Sale.

           3D. Expenses of Approved Sale. Holders of Investor Shares will bear their allocable share (in the manner in which proceeds to each such holder would be reduced if such expenses reduced the aggregate proceeds available for distribution as contemplated by Section 3C(i) above, as reasonably determined by the Board) of the costs of any sale of Investor Shares pursuant to an Approved Sale to the extent such costs are incurred for the benefit of all holders of Investor Shares and are not otherwise paid by the Company or the acquiring party. For purposes of this Section 3D, costs incurred in exercising reasonable efforts to take all necessary actions in connection with the consummation of an Approved Sale in accordance with Section 3A shall be deemed to be for the benefit of all holders of Investor Shares. Costs incurred by any holder of Investor Shares on its own behalf will not be considered costs of the transaction hereunder and will be the responsibility of such holder.

           3E. Termination. This Section 3 shall not have any effect in respect of any transaction which is consummated after consummation of a Significant Market Liquidity Event.

           SECTION 4. LIMITED PREEMPTIVE RIGHTS

           4A. Offering. If the Company issues or sells or authorizes the issuance or sale of any New Securities (as defined below), the Company shall offer to each holder of Investor Shares a percentage of such New Securities equal to the percentage result of the quotient determined by dividing (A) the number of Investor Shares held by such Investor constituting

Common Shares on a Fully Diluted Basis, by (B) the aggregate amount of Common Shares on a Fully Diluted Basis, in each case determined before giving effect to the issuance of New Securities. To the extent permitted by Bermuda law, each such holder of Investor Shares shall be entitled to purchase such New Securities at the most favorable price and on the most favorable terms as such New Securities are offered and sold; provided that if a Person participating in such purchase of New Securities is required in connection therewith also to purchase other securities of the Company, the holders of Investor Shares exercising their rights pursuant to this Section shall also be required to purchase such other securities on the same economic terms and conditions as those on which the offeree of the New Securities is required to purchase such other securities (e.g., such holder shall be required to purchase the same types and classes of other securities, in the same proportions relative to their purchases of New Securities and at the same unit prices). For example, if the Company offers to sell Common Shares and requires that, as part of such purchase, the offeree of such Common Shares also purchase Company preferred shares, Investors exercising rights to purchase Common Shares pursuant to this Section 4A would be obligated also to purchase the corresponding proportionate amount of preferred shares at the same price per share reflected in the Company's offer. Each holder of Investor Shares participating in such purchase shall also be obligated to execute agreements in the form presented to such holder by the Company, so long as such agreements are substantially the same as those to be executed by other purchasers of New Securities (without taking into consideration any rights which do not entitle such other purchaser(s) to a higher economic return on the New Securities than the economic return to which the Investors exercising rights pursuant to this Section 4A and thereby participating in such transaction will be entitled with respect to New Securities). The purchase price for all New Securities offered to each holder of Investor Shares shall be payable in cash by wire transfer of immediately available funds to an account designated by the Company.

           4B. Election Notice. In order to exercise its purchase rights hereunder, each holder of Investor Shares must deliver a written notice (an "Election Notice") to the Company describing its election hereunder, including the amount of New Securities which such holder of Investor Shares desires to purchase. Such Election Notice must be delivered to the Company during the fifteen (15) day period (the "Offering Period") following such holder's receipt of written notice from the Company describing in reasonable detail the type, class and number of New Securities being offered, the purchase price thereof, the payment terms and such holder's percentage allotment. Any such election by an Investor shall be irrevocable by the Investor during the sixty (60) day period following expiration of the Offering Period, but shall automatically expire at such time if the Company for any reason has failed to consummate an issuance and sale of New Securities prior thereto.

           4C. Expiration of Offering Period. Upon the expiration of the Offering Period and during the 90-day period immediately thereafter, the Company shall be entitled to sell any New Securities which any holder of Investor Shares has not elected to purchase, on terms and conditions no more favorable to the offeree of such New Securities than those offered to holders of Investor Shares pursuant to Section 4A. Any New Securities offered or sold by the Company after such 90-day period must be reoffered to each holder of Investor Shares in accordance with the terms of this Section 4.

          4D. New Securities. For purposes hereof, "New Securities" means any of the Company's equity securities, or any securities containing options or rights to acquire the Company's equity securities, other than (i) securities issued as a dividend on Common Shares, (ii) securities issued pursuant to exercise, conversion or exchange of securities or rights outstanding on the date hereof or previously issued by the Company subject to this Section 4 (including pursuant to an exclusion from the definition of "New Securities" in any of clauses (i), (iii), (iv) and (v) or this clause (ii) hereof), (iii) securities issued to any employee of the Company or any of its subsidiaries as approved by the Board, (iv) securities issued in connection with a business or asset acquisition, unless such securities are issued to an Affiliate of the Company, or (v) securities issued in connection with a transaction with a customer of or consultant or other vendor to the Company, or any Person engaged in the same industry as the Company, or any other strategic transaction so long as the securities so issued and not offered as contemplated pursuant to Section 4A in reliance on this clause (v), when combined with all other securities previously issued and not offered as contemplated pursuant to Section 4A in reliance on this clause (v) in reliance, as of such issuance represent less than 15% of the Common Shares on a Fully Diluted Basis at such time (any such issuance of securities described in this clause (v) or in clause (iv) immediately preceding, a "Strategic Issuance"), unless such securities are issued to an Affiliate of the Company.

          4E. Termination. Notwithstanding any other provision hereof, the rights under this Section 4 shall terminate upon consummation of a Significant Market Liquidity Event or a Sale of the Company.

          SECTION 5. INITIAL PUBLIC OFFERING

          The Company shall not undertake an initial public offering of Common Shares or any other securities without the prior approval of the Board.

          SECTION 6. LEGEND

          Each certificate evidencing Investor Shares and each certificate issued in exchange for, in respect of or upon the transfer of any Investor Shares (if such shares remain Investor Shares as defined herein after such Transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS PURSUANT TO AN INVESTOR RIGHTS AGREEMENT DATED AS OF JULY 31, 2002, AMONG THE ISSUER OF SUCH SECURITIES (THE "COMPANY") AND CERTAIN OF THE COMPANY'S SHAREHOLDERS. A COPY OF SUCH INVESTOR RIGHTS AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST TO THE COMPANY'S CHIEF FINANCIAL OFFICER."

          The legend set forth above shall be promptly removed from the certificates evidencing any shares which cease to be Investor Shares.

          SECTION 7. TRANSFER

          Prior to Transferring any Investor Shares (other than in a Public Sale or in an Approved Sale, or in a Transfer to a Person already a party hereto) to any person or entity, the Transferring Investor shall cause the prospective transferee to execute and deliver to the Company and the other Investors a counterpart of this Agreement.

          SECTION 8. BOARD OF DIRECTORS; VOTING

          8A. Composition of the Board and Other Matters. From and after the effectiveness of this Agreement and until the provisions of this Section 8 cease to be effective, each Investor shall vote (whether at a shareholders' meeting which has been duly called or, if so requested by any Investor(s) entitled pursuant to this Section 8 to designate a person as a director, by written consent) all of his, her or its Investor Shares and any other voting securities of the Company over which such Investor has voting control and shall take all other necessary or desirable actions within his, her or its control (whether in the capacity as a shareholder, director, member of a board committee or officer of the Company or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary and desirable actions within its control (including, without limitation, calling special board and shareholder meetings), so that (subject to
Section 8C below):

          (i) the authorized number of directors on the Company's board of directors (the "Board") shall be established at seven (7) directors, subject to increase to nine (9) directors if, and to the extent that, the number of directors to be designated pursuant to Section 8A(ii) is greater than seven (7);

          (ii) the Board shall consist of the following persons:

               (a) the Company's chief executive officer, who upon initial execution hereof shall be Richard G. Sim (the "CEO Director");

               (b) so long as Richard G. Sim is the CEO Director (and thereafter to the extent that such Person remains a director in accordance with the proviso to Section 8A(iii) below, but subject to removal pursuant to Section 8A(iv) below), one
                    (1) designee of the CEO Director who (1) is domiciled in Barbados (unless a majority of the directors other than the CEO Director and the director designated pursuant to this clause (b) determine that the domicile of such director shall be other than Barbados, in which event the domicile of such director shall be as directed by a majority of such other directors (i.e., a majority of the directors other than the CEO Director and the director designated pursuant to this clause (b)), (2) is not an employee of the Company or of any of its Subsidiaries, and (3) is approved by a majority of the other members of the Board (the "Barbados Director"), which designee upon initial execution hereof shall be Peter Douglas;

                 (c) three (3) designees of the holder of a majority of the
                     Oaktree Shares (or, if no single holder holds a majority of such shares, then the holders of a majority of the Oaktree Shares) so long as the Oaktree Shares represent at least 35% of the Common Shares on a Fully Diluted Basis; two (2) designees of the holder of a majority of the Oaktree Shares (or, if no single holder holds a majority of such shares, then the holders of a majority of the Oaktree Shares) so long as the Oaktree Shares represent at least 30% but less than 35% of the Common Shares on a Fully Diluted Basis; and one (1) designee of the holder of a majority of the Oaktree Shares (or, if no single holder holds a majority of such shares, then the holders of a majority of the Oaktree Shares) so long as the Oaktree Shares represent at least the Threshold Amount but less than 30% of the Common Shares on a Fully Diluted Basis (collectively, the "Oaktree Directors"), which designees upon initial execution hereof shall be Stephen Kaplan, Christopher Brothers and Michael Harmon;

                 (d) one (1) designee of the holder of the RBS Shares, so long as the RBS Shares represent at least the Threshold Amount; provided that, notwithstanding anything contained herein to the contrary, such holder's right to designate a director shall be transferable to any subsequent holder of the RBS Shares only if the RBS Shares transferred to such holder represent at least the Threshold Amount; and if and for so long as RBS holds at least 30% but less than 35% of the Common Shares on a Fully Diluted Basis, one (1) additional designee of RBS; and if and for so long as RBS holds at least 35% of the Common Shares on a Fully Diluted Basis; two additional (2) designees of RBS (the designees pursuant to this clause (d) collectively, the "RBS Directors"); and provided, further, that notwithstanding any other provision hereof, none of the RBS Directors may be citizens of or domiciled in the United States of America if being a resident or citizen would be reasonably likely to adversely affect the Company's tax status;

                 (e) if and for so long as the Investors other than Oaktree and its Affiliates, and other than RBS and its Affiliates, hold at least the Threshold Amount, one (1) designee of the Majority Lender Investors (the "Lender Director");

          (iii) if the CEO Director ceases for any reason to be the chief executive officer of the Company, such person shall thereupon be removed as and thereafter cease to be a director of the Company, and if Richard G. Sim ceases for any reason to be the chief executive officer of the Company, the Barbados Director shall thereupon be removed as and thereafter cease to be a director of the Company; provided that, subject to Section 8A(iv) below, the Barbados Director shall not then be removed if directors constituting a majority of all directors (other than the Barbados Director) then serving on the Board at such time so request;

          (iv) the Barbados Director shall be removed from the Board only pursuant to Section 8A(iii) above or upon the written request of the CEO Director or of directors constituting a majority of all directors (other than the Barbados Director) then serving on the Board;

          (v) an Oaktree Director shall be removed from the Board only upon the written request of (A) the holder(s) of a majority of the Oaktree Shares, or
(B) any Person or Persons then entitled to designate one or more Directors pursuant to any of clauses (ii)(d) or (e) above or, if there is no such Person, the holders of a majority of the Common Shares on a Fully Diluted Basis, if at such time the holders of a majority of the Oaktree Shares are not then entitled to designate such director to the Board pursuant to clause (ii)(c) above;

          (vi) an RBS Director shall be removed from the Board only upon the written request of (A) the holder(s) of a majority of the RBS Shares, or (B) any Person or Persons then entitled to designate one or more Directors pursuant to any of clauses (ii)(c), (d) or (e) above, if at such time the holder(s) of the RBS Shares are not then entitled to designate such director to the Board pursuant to clause (ii)(d) above or if such RBS Director is then a citizen of or domiciled in the United States of America and being such a resident or citizen would be reasonably likely to adversely affect the Company's tax status;

          (vii) the Lender Director shall be removed from the Board only upon the written request of (A) the Majority Lender Investors, or (B) any Person or Persons then entitled to designate one or more Directors pursuant to any of clauses (ii)(c), (d) or (e) above, if at such time the Majority Lender Investors are not then entitled to designate such director to the Board pursuant to clause
(ii)(e) above;

          (viii) in the event that any person designated as a director hereunder for any reason ceases to serve as a member of the Board during such person's term of office, the resulting vacancy on the Board shall be filled by a representative designated by the person or persons originally entitled to designate such director pursuant to Section 8A(ii) above;

          (ix)   if any Person or Persons entitled pursuant to Section 8A(ii)
(b), (c), (d) or (e) above to designate a representative to fill a directorship pursuant to the terms of this Section 8A fail to so designate a director, or a vacancy on the Board otherwise exists, the election of a person to such directorship shall be accomplished by the designation of the holder(s) of a majority of the Investor Shares, and any director so appointed shall be removed from the Board only upon the written request of (A) if such director was appointed on account of a failure to designate a director pursuant to Section 8A(ii)(b), (c), (d) or (e) above, the Person or Persons then entitled to designate a representative to fill such directorship as pursuant to Section 8A(ii)(b), (c), (d) or (e) above, as applicable, or (ii) otherwise the holder(s) of a majority of the Investor Shares;

          (x) the Bye-laws of the Company shall be amended, if necessary or desirable, to effectuate the provisions of this Agreement, including without limitation Section 8D and Section 16D below, and to otherwise cause the Bye-laws of the Company to be consistent with the terms of this Agreement; and

          (xi) the Company or any Subsidiary of the Company may at any time and from time to time make a loan to a Person who is both an officer and a director of the Company or any Subsidiary of the Company (and consent is hereby given to the same as required by and for the purposes of Section 96 of the Companies Act
1981), so long as such loan is approved by (A) in the case of a Person that was an employee of the Company or any Subsidiary of the Company on the effective date of the Reorganization, Super-Majority Board Approval or (B) in the case of a Person that was not an employee of the Company or any Subsidiary of the Company on the effective date of the Reorganization, the Board, and, at the time such loan is made, the principal amount of such loan, when aggregated with the principal amount of all other loans then outstanding from the Company and its Subsidiaries to such Person, does not exceed $500,000.

          8B. Observer Attendance at Board Meetings. In addition to the rights contained in Section 8A, the Company shall give to each Investor that owns at least 10% of Common Shares on a Fully Diluted Basis written notice of each meeting of its Board and each committee thereof at the same time and in the same manner as notice is given to the directors (which notice shall be promptly confirmed in writing to each such Person), and the Company shall, subject to the limitations below, permit one representative of each such Investor (each, an "Observer") to attend as an observer all meetings of its Board and all committees thereof, provided that, if so requested by the Company, such Observer and Investor shall have executed and delivered to the Company, in the form reasonably requested by the Company, a confidentiality agreement with respect to information received on account of this Section 8B. Each Observer shall be entitled to receive all written materials and other information (including, without limitation, copies of meeting minutes) given to directors in connection with such meetings at the same time such materials and information are given to the directors. If the Company proposes to take any action by written consent in lieu of a meeting of its board of directors or of any committee thereof, the Company shall give written notice thereof to each such Observer prior to the effective date of such consent describing in reasonable detail the nature and substance of such action. Notwithstanding the foregoing, if and whenever the Board determines in good faith that the participation of any Observer in any Board or committee meeting or portion thereof may jeopardize the Company's ability to preserve an attorney-client privilege, such Observer shall be dismissed from such meeting or portion thereof, as applicable, and shall not be entitled to participate therein; provided that such Observer shall be permitted to attend such other meetings of the Board or committees thereof, or portions of such meetings, to the extent that such participation will not, in the good faith determination of the Board, jeopardize the Company's ability to preserve an attorney-client privilege.

          8C. Alternate Director. If and to the extent permitted under Bermuda law, any director of the Company designated and serving in accordance with any of Sections 8A(ii)(c), (d) or (e) above may designate an alternate director to attend any Board meeting in his or her place, such alternate having all the voting powers of the original director at such Board meeting.

          8D. Conduct of Board Meetings. Members of the Board shall be given at least 5 business days notice of regularly scheduled meetings, and at least 24 hours notice of special meetings, and shall be permitted to participate by telephone in any special meeting or otherwise as determined by the Board if attendance in person is impracticable, unless such telephonic participation causes adverse tax consequences for the Company or any of its subsidiaries. If any director is interested in any transaction which is proposed for approval by the Board (other than solely on account of ownership of Common Shares), the Board shall delegate approval of such transaction to a subcommittee of the Board comprised of all directors not so interested in such transaction.

          8E. Board Meeting Fees and Expenses; Director Indemnification. The Company shall pay all reasonable out-of-pocket expenses incurred by each director and each Observer in connection with attending regular and special meetings of the Board and any committee thereof. In addition, the Company shall pay director fees to each director (other than the CEO Director) at market rates for such fees, as determined in good faith by the Board. The Company shall maintain adequate directors and officers indemnity insurance coverage and the Company shall indemnify the directors out of the Company's own assets against any liability any such director may incur as a result of acting as a director, other than liability arising out of such director's fraud, gross negligence or willful misconduct, except to the extent that such indemnity is prohibited under Bermuda law.

          8F. VCOC Information Rights. Each Investor that is a "venture capital operating company" for purposes of Department of Labor Regulation (S)2510.3-101 shall, in addition to all other rights granted under this Agreement, have the right to consult with and advise the officers of the Company with respect to the management of the Company and its Subsidiaries and shall be entitled to such other information and financial data concerning the Company and its Subsidiaries as such Investor may reasonably request, provided that, if so requested by the Company, such Investor shall have executed and delivered to the Company, in the form reasonably requested by the Company, a confidentiality agreement with respect to information received on account of this Section 8F. Notwithstanding the foregoing, if the Board determines in good faith that delivery to any Investor of any information requested by such Investor pursuant to this Section 8F may jeopardize the Company's ability to preserve an attorney-client privilege or would otherwise prejudice or adversely affect the Company, the Company shall not be obligated to deliver to such information to such Investor pursuant to this Section 8F.

          8G.  Other Voting Matters.

          If the Board and Investors holding a majority of the Investor Shares approve any compromise or arrangement with members of each class of the Company's securities in which each member of a class is treated in the same manner in respect of its holdings of shares of such class and no member of a class receives a collateral benefit or inducement in respect of such member's holdings of shares of such class that is disproportionate to the benefits or inducements accorded to other members of such class in respect of such member's holdings of shares of such class, as contemplated by Section 99 (2) of the Companies Act 1981 of Bermuda, any removal of the auditors of the Company as contemplated by Section 89 (5) of the Companies Act 1981 of Bermuda, or the appointment of auditors as contemplated by Section 88 (1) of the Companies Act 1981 of Bermuda, each holder of the Investor Shares will vote (at a shareholders' meeting which has been duly called or, if so requested by any 10% Investor, by written consent) all of his, her or its Investor Shares (and any other voting securities of the Company over which such Investor has voting control) for, consent to and take all necessary and desirable actions to consummate and will not dissent from, object to or otherwise impede such action; provided that this Section 8G shall not require any holder of Investor Shares to vote in favor of any compromise or arrangement with members that would otherwise contravene the terms of this Agreement or which would remove specific rights given to that holder of Investor Shares under the terms of this Agreement.

          8H. Reverse Share Split. At any time prior to the Company's initial public offering, if the Company would be or will be required to be registered pursuant to Section 12 of the Securities Exchange Act as a result of the warrants being issued in the Reorganization to the shareholders of BQX Ltd., each holder of the Investor Shares will vote (at a shareholders' meeting which has been duly called or, if so requested by any 10% Investor, by written consent) all of his, her or its Investor Shares (and any other voting securities of the Company over which such Investor has voting control) for, consent to and take all necessary and desirable actions to consummate and will not dissent from, object to or otherwise impede any reverse share split of the Company's securities which is approved by the Board and immediate redemption for cash of fractional shares, so long as (i) following such reverse share split the Company would not be subject to the registration requirements of Section 12 of the Securities Exchange Act, (ii) payment for each fractional share shall be in an amount equal to the fair market value thereof as determined by the Board in its good faith judgment, (iii) no Investor Shares are redeemed for cash in such reverse share split, and (iv) the aggregate cash purchase price paid by the Company in redemption of such fractional shares shall not exceed $500,000.

          8I. Termination. The rights and obligations under this Section 8 shall terminate upon a Significant Market Liquidity Event.

     PROVISIONS RELATING TO REGISTRATION OF INVESTOR SHARES

          SECTION 9. DEMAND REGISTRATIONS

          9A. Requests for Registration. Subject to the limitations set forth herein, any Investor that, collectively with its Affiliates, holds 20% or more of the Common Shares on a Fully Diluted Basis (a "20% Investor"), or any group of Investors acting together for the purpose of exercising long-form demand registration rights that, collectively with their Affiliates, holds 20% or more of the Common Shares on a Fully Diluted Basis (a "Demand Investor Group", and any such 20% Investor or Demand Investor Group, a "Demand Investor") may at any time request registration under the Securities Act (a "Demand Registration") of all or any portion of its Registrable Securities on Form S-1 or any similar long-form registration ("Long-Form Registrations"). Further, a 20% Investor or Substantial Investor Group (as defined in Section 9C below) may at any time request registration under the Securities Act of all or any portion of its Registrable Securities, if available, on Form S-2 or S-3 or any similar short-form registration ("Short-Form Registrations"). Each request for a Long-Form Registration or a Short Form Registration (each, a "Demand Registration") shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request, the Company will give written notice of such requested registration to all other holders of Registrable Securities and, subject to Section 9D below, will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein (each, a "Piggyback Request") within 15 days after the receipt of the Company's notice.

          9B. Long-Form Registrations. Each Demand Investor will be entitled to request one Long-Form Registration, in which the Company will pay all Registration Expenses, and any Investor who has previously acted with any other Investor for the purpose of exercising demand rights for a Long-Form Registration may not participate in the initiation of any other Long-Form Registration demand. If at a time when a Demand Investor Group is entitled to request a Long-Form Registration the Company is then eligible to use a Short-Form Registration, such Demand Investor Group may, in satisfaction of its right to request such Long-Form Registration, request one Short-Form Registration. A Demand Investor may exercise a Long-Form Registration demand right only if it reasonably anticipates that the securities to be included therein will have an aggregate price to the public of at least $50,000,000 (or, where a Demand Investor Group elects pursuant to the preceding sentence to request a Short-Form Registration in satisfaction of its right to request a Long-Form Registration, if such Demand Investor Group reasonably anticipates that the securities to be included therein will have an aggregate price to the public of at least $20,000,000). A registration shall not count as a Demand Investor's Long-Form Registration for purposes of this Section 9B unless such Demand Investor is able to register and sell at least 90% of the Registrable Securities requested to be included in such registration by such Demand Investor.

          9C. Short-Form Registrations. In addition to the Long-Form Registrations provided pursuant to Section 9B, each 20% Investor, and any group of Substantial Investors acting together for the purpose of exercising long-form demand registration rights that, collectively with their Affiliates, holds 20% or more of the Common Shares on a Fully Diluted Basis (a "Substantial Investor Group"), will be entitled to request unlimited Short-Form Registrations in which the Company will pay all Registration Expenses; provided that no more than two registrations may become effective in any 12-month period. Notwithstanding any other provision of this Agreement, Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. So long as the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company will use its reasonable best efforts to make Short-Form Registrations available for the sale of Registrable Securities. A 20% Investor or a Substantial Investor Group may exercise a Short-Form Registration demand right only if it reasonably anticipates that the securities to be included therein will have an aggregate price to the public of at least $20,000,000.

          9D. Priority on Demand Registrations. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range reasonably acceptable to the holders of a majority of the Registrable Securities initially requesting registration (such number which can be so sold, the "Optimal Amount"), the Company will not include in such registration securities in an amount in excess of the Optimal Amount. Further, subject to the foregoing, the Company shall include in such registration (i) first, the number of Registrable Securities requested to be included therein, up to the Optimal Amount, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder, and (ii) second, if all Registrable Securities requested to be included in such registration by the holders thereof have been so included, such other securities in an amount such that the aggregate amount of securities included in such registration is less than or equal to the Optimal Amount.

          9E. Selection of the Underwriters. The Board shall have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the approval of the holders of a majority of the Registrable Securities initially requesting registration hereunder, which approval shall not be unreasonably withheld or delayed.

          9F. Demand Registration Expenses. The Registration Expenses in connection with any Demand Registration will be paid by the Company.

          SECTION 10. PIGGYBACK REGISTRATIONS

          10A. Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act (other than (i) in connection with the Company's initial public offering of Common Shares, (ii) pursuant to a Demand Registration (but subject to the rights of holders of Registrable Securities to participate in Demand Registrations pursuant to Section 9) or
(iii) pursuant to a registration on Form S-4 or S-8 or any successor or similar forms) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and, subject to Section 10C, will use its reasonable best efforts to include in such registration all Registrable Securities with respect to which the Company has received a Piggyback Request within 15 days after the receipt of the Company's notice.

          10B. Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities will be paid by the Company in all Piggyback Registrations.

          10C. Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering in an orderly manner within a price range acceptable to the Company (such number which can be so sold, the "Piggyback Primary Optimal Amount"), the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, up to the amount of Registrable Securities which, when combined with the securities included in clause (i) foregoing, is equal to the Piggyback Primary Optimal Amount and (iii) third, if the aggregate amount of securities included in such registration pursuant to clause (i) or clause (ii) foregoing or this clause (iii) is less than the Piggyback Primary Optimal Amount, other securities requested to be included in such registration.

          10D. Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to
Section 9 or pursuant to this Section 10, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least six months has elapsed from the effective date of such previous registration.

          10E. Postponement or Withdrawal. Notwithstanding the foregoing, the Company may postpone or withdraw any registration statement referred to in this
Section 10 without incurring any liability to holders of Registrable Securities.

          SECTION 11. HOLDBACK AGREEMENT

          Each holder of Registrable Securities will not effect any public sale or distribution (including but not limited to sales pursuant to Rule 144) of equity securities of the Company, or any securities, options or rights convertible into or exchangeable or exercisable for such securities, during the seven days prior to and, in the case of the Company's initial underwritten public offering following the Reorganization, the 180-day period, and in the case of any other underwritten public offering, the 90-day period, beginning on the effective date of any underwritten registered public offering of the Company's equity securities (except as part of such underwritten registration if permitted by the Board and the underwriters managing the registered public offering), and will only effect the same to the extent permitted by Bermuda law.

          SECTION 12. REGISTRATION PROCEDURES

          Whenever the Demand Investors have requested that any Registrable Securities be registered in accordance with this Agreement, the parties to this Agreement shall use their reasonable best efforts to cause the Company to the extent permitted by Bermuda law to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as reasonably possible:

          (i) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and thereafter use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of a majority of the Registrable Securities initiating such registration statement copies of all such documents proposed to be filed, which documents will be subject to review of such counsel);

          (ii) notify each holder of Registrable Securities of the effectiveness of each Registration Statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of either
(i) not less than six months (subject to extension pursuant to Section 15) or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer or (ii) such shorter period as will terminate when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (but in any event not before the expiration of any longer period required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided that the Company shall not be obligated to maintain the effectiveness of any registration statement for a period of more than twenty-four months from the date on which the such registration statement initially becomes effective.

          (iii) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

          (iv) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

          (v) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of any such seller, the Company will prepare and furnish to such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

          (vi) cause all such Registrable Securities to be listed on each securities exchange or market on which similar securities issued by the Company are then listed;

          (vii) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

          (viii) enter into such customary agreements (including underwriting agreements in customary form) as may be requested by the underwriters and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a share split or a combination of shares);

          (ix) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (x) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

          (xi) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Securities included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order;

          (xii) obtain one or more comfort letters, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request (provided that such Registrable Securities constitute at least 10% of the securities covered by such registration statement); and

          (xiii) as required by the Securities Act or by an underwriter, provide a legal opinion of the Company's outside counsel, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

               SECTION 13. REGISTRATION EXPENSES

               13A. Company Expenses. All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding securities sales discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne as provided in this Agreement, except that the Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system; provided that, notwithstanding the foregoing, the Company will not be obligated to reimburse or pay any expenses to the extent that doing so would cause the Company to provide unlawful financial assistance under Bermuda law.

               13B. Reimbursement. In connection with each Demand Registration and each Piggyback Registration, the Company will reimburse the holders of Registrable Securities covered by such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration. In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of each additional counsel retained by any holder of Registrable Securities for the purpose of rendering any legal opinion required by the Company or the managing underwriter(s) to be rendered on behalf of such holder in connection with any underwritten Demand Registration or Piggyback Registration.

               SECTION 14. INDEMNIFICATION

               14A. Indemnification Obligation of the Company. The Company agrees to indemnify and hold harmless, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses caused by (i) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except in so far as the same are caused by or contained in any information furnished in writing to the Company by or on behalf of such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

               14B. Indemnification of the Company. In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify and hold harmless the Company, its directors and officers and each other Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses caused by (i) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by or on behalf of such holder for use in any such registration statement, prospectus, preliminary prospectus or amendment or supplement; provided that the obligation to indemnify will be individual to each holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

               14C. Indemnification Procedures. Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not adversely affected the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

               14D. Other Indemnification Provisions. The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. The Company and any other indemnifying party with respect to the matters set forth in Sections 9 through 14 of this Agreement also agree to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

               SECTION 15. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

               No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any customary underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or "green shoe" option requested by the managing underwriter(s), provided that no holder of Registrable Securities will be required to sell more than the number of Registrable Securities that such holder has requested the Company to include in any registration and, if such holder specifies in the applicable Piggyback Request a minimum price per share at which such holder is willing to sell Registrable securities in such registration, such holder shall not be required (or entitled) to sell any Registrable Securities in such offering at a price per share less than such minimum price); (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) is permitted to do so under Bermuda law. Each Person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 12(v) above, such Person will forthwith discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person's receipt of the copies of a supplemented or amended prospectus as contemplated by such Section 12(v). In the event the Company shall give any such notice, the applicable time period mentioned in Section 12(ii) during which a Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this Section 15 to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 12(v).

               SECTION 16. RESTRICTIONS ON THE COMPANY

               16A. Actions of the Company Requiring Super-Majority Investor Approval. Prior to a Significant Market Liquidity Event, the Company shall not, and shall cause its Subsidiaries not to, directly or indirectly redeem, purchase or otherwise acquire any of the Company's equity securities (including, without limitation, Common Shares, warrants, options, convertible debt securities and other rights to acquire equity securities), except (a) from terminated employees, (b) pursuant to offers made to holders of Common Shares pro rata according to holdings of Common Shares, (c) where the consideration paid in such transaction is Company equity securities, (d) with the approval of Investors holding at least 662/3% of Investor Shares, (e) repurchases or redemptions of convertible debt securities for a purchase or redemption price not in excess of the principal amount thereof plus accrued and unpaid interest thereon, or (f) as otherwise expressly contemplated by this Agreement.

               16B. Actions of the Company Requiring Super-Majority Board Approval.Prior to a Significant Market Liquidity Event, except with Super-Majority Board Approval, the Company shall not, and shall cause its Subsidiaries not to:

               (i) directly or indirectly redeem, purchase or otherwise acquire, or permit any Subsidiary to redeem, purchase or otherwise acquire, any of the Company's equity securities (including, without limitation, Common Shares, warrants, options and other rights to acquire equity securities), except
(a) purchases from terminated employees, (b) purchases pursuant to offers made to Investors pro rata according to their holdings, (c) where the consideration paid in such transaction is Company equity securities, or (d) as otherwise expressly contemplated by this Agreement;

               (ii) (a) dispose of any asset of the Company which is material to the Company, (b) dispose of any asset of any Subsidiary of the Company which is material to the Company and its Subsidiaries taken as a whole; or (c) acquire any asset which is material to the Company and its Subsidiaries taken as a whole;

               (iii) remove or elect the Company's chief executive officer or chief financial officer of the Company (it being understood that for purposes of the second sentence of Section 8D, both the CEO Director and the Barbados Director shall be deemed interested in any determination by the Board with respect to any such removal or election);

               (iv) consummate any transaction involving aggregate consideration of $10,000,000 or more in any calendar year with any Person who, immediately prior to the consummation of such transaction, is a Minor Affiliate of, or consummate any other transaction (including issuing shares of any Subsidiary of the Company) with any Person who, immediately prior to the consummation of such transaction, is an Affiliate of, (A) any director of the Company, or (B) any Investor holding (collectively with its Affiliates) 20% or more of the Common Shares on a Fully Diluted Basis, except on terms no less favorable to the Company than could be obtained in arms-length negotiations with an unaffiliated party; or

               (v) effect any change to the nature of the Company's business which at the time of such change is material to the Company and its subsidiaries taken as a whole.

For purposes of this Section 16B only, an "Affiliate" of an Investor means any other Person controlling, controlled by or under common control with such Investor and, in the case of a Person which is a partnership, any partner of such Person (but shall not include the Company or any Person which would be deemed to be an Affiliate of such Investor solely by reason of such Investor's control of the Company), where "control" in respect of another Person includes beneficial ownership of 35% or more of the fully diluted common equity securities of such other Person, and a "Minor Affiliate" of an Investor has the same meaning as "Affiliate", as set forth in this sentence, except that for purposes of the definition thereof "control" in respect of another Person includes beneficial ownership of 20% or more of the fully diluted common equity securities of such other Person.

               16C.  Other Restrictions.

               (i) Prior to a Significant Market Liquidity Event and so long as RBS and its Affiliates collectively hold 50% or more of the Common Shares issued to RBS and its Affiliates on the effective date of the Reorganization (including for such purposes the Common Shares issuable upon exercise of warrants issued to RBS in the Reorganization),

                     (a) the Company's Bye-laws may not be amended to (x) increase the number of authorized shares or (y) authorize Non-Qualifying Preferred Shares unless in each case such Bye-laws amendment has been approved or ratified (A) by the Board, including the approval of at least one RBS Director, (B) if RBS at such time is not entitled to designate a director pursuant to
                          Section 8A(ii)(d) above, by Super-Majority Board Approval, or (C) by holders of at least 75% of the Common Shares on a Fully Diluted Basis. For purposes of the foregoing, "Non-Qualifying Preferred Shares" means shares of a class, other than Common Shares, which are entitled to a priority payment upon a Capital Distribution Event and either are convertible into or exchangeable for Common Shares ("Convertible Shares") or share ratably with Common Shares in distributions of surplus assets of the Company upon a Capital Distribution Event ("Participating Shares"), unless the Common Share Number in respect of the aggregate amount of shares which are so authorized is less than the excess of (I) the aggregate number of shares then authorized by the Company's Bye-laws, minus (II) the sum of the Common Shares on a Fully Diluted Basis at such time plus the aggregate number of Common Shares issuable upon exercise of the Original Shareholder Warrants which are then outstanding; and

                     (b) upon issuance of any Convertible Shares or Participating Shares, the Company shall reserve for issuance in respect of such Convertible Shares or Participating Shares, the Common Share Number in respect of such Convertible Shares or Participating Shares which remain outstanding. For purposes of the foregoing, the Common Share Number with respect to any Convertible Shares means, at the time of issuance thereof, the number of Common Shares which are issuable upon conversion or exchange of such shares in accordance with the Company's Bye-laws as then in effect (or if the Bye-laws provide at the time of issuance that at a specified subsequent time a greater number of Common Shares will be issuable upon conversion or exchange of such Convertible Shares on account of a rate of conversion or exchange specified therein to become effective at such specified subsequent time, then the Common Share Number with respect to such Convertible Shares shall mean the maximum number of Common Shares that, at the time of issuance, would be issuable upon conversion or exchange of such Convertible Shares if such other rate of conversion or exchange specified therein were then in effect), minus the number of such Convertible Shares, and the Common Share Number in respect of any Participating Shares means, at the time of issuance thereof (and if such Participating Shares are also Convertible Shares, then as adjusted by the Board in good faith so as to avoid duplication of the foregoing), that number of Common Shares which would have rights equivalent to those of such Participating Shares to share in distributions of surplus assets of the Company (i.e., after payment of any preference to holders of preferred shares, including preference payments to the holders of such Participating Shares) in upon a Capital Distribution Event, minus the number of such Participating Shares.

           (ii) Prior to a Significant Market Liquidity Event and so long as RBS and its Affiliates collectively hold 50% or more of the Common Shares issued to RBS and its Affiliates on the effective date of the Reorganization (including for such purposes the Common Shares issuable upon exercise of warrants issued to RBS in the Reorganization), the Company shall not issue any shares, or warrants to acquire shares, if following such issuance (x) the sum of the Common Shares on a Fully Diluted Basis plus the aggregate number of Common Shares issuable upon exercise of the Original Shareholder Warrants which are then outstanding plus the aggregate number of Common Shares reserved for issuance in respect of outstanding Convertible Shares or Participating Shares, exceeds (y) the aggregate number of shares then authorized by the Company's bye-laws, unless such issuance has been approved or ratified (A) by the Board, including the approval of at least one RBS Director, (B) if RBS at such time is not entitled to designate a director pursuant to Section 8A(ii)(d) above, by Super-Majority Board Approval, or (C) by holders of at least 75% of the Common Shares on a Fully Diluted Basis.

           (iii) Upon effectiveness of the Reorganization, the Company's bye-laws shall authorize for issuance that number of shares equal to (a) the number of Common Shares then issued or outstanding at such time, plus (b) the maximum number of Common Shares issuable upon exercise of warrants or other rights then issued or outstanding, plus (c) the maximum number of Common Shares issuable pursuant to the Company's 2002 Stock Incentive Plan (excluding shares issuable pursuant to rights which have been granted and are then outstanding, to the extent the amount thereof has been included in clause (b) immediately preceding), plus (d) that number of shares equal to 25% of the sum of the number referred to in clause (a) and the number referred to in clause (b) (excluding from clause (b) the Original Shareholder Warrants).

           (iv) Prior to a Significant Market Liquidity Event, the Company will not pay any management charges, directors fees or similar payments to the Company's directors (except as otherwise contemplated by this Agreement), or pay any dividend, or any other distribution, to its shareholders, except pro rata based on holdings of Common Shares as of a record date determined by the Board.

           (v) Prior to a Significant Market Liquidity Event, the Company shall not issue and sell any equity securities to any Person who, prior to such transaction, is an Affiliate of the Company (other than pursuant to the exercise of rights pursuant to Section 4 above in connection with an issuance of securities to a third party), or sell any equity securities for aggregate consideration in excess of $25,000,000, unless the Company shall have received from an Acceptable Firm an opinion reasonably acceptable to the Board, or a committee of the Board authorized by the Board for such purpose, that such sale is fair from a financial point of view to the Company.

           16D. Bye-Laws. The Bye-Laws of the Company shall be amended, if necessary or desirable, to effectuate and contain the provisions of this Section 16, and shall otherwise be consistent with the terms of this Agreement. In the event of a conflict between the terms of this Agreement and the Bye-Laws of the Company, including any conflict that may result if this Agreement is amended in accordance with Section 18B below, the terms of this Agreement shall prevail, and each Investor agrees to exercise its rights under this Agreement and to vote (at a shareholders' meeting which has been duly called or, if so requested by any 10% Investor, by written consent) all of his, her or its Investor Shares (and any other voting securities of the Company over which such Investor has voting control) to amend the Bye-Laws to the extent necessary to effectuate the terms of this Agreement.

           SECTION 17. DEFINITIONS

           "10% Investor" at any time means any Investor who at such time, collectively with its Affiliates, owns Investor Shares representing 10% or more of the Common Shares on a Fully Diluted Basis; provided that such Investor has previously provided the Company in writing reasonable evidence thereof (including any evidence thereof which the Company has reasonably requested of such Investor in order to confirm the foregoing).

           "10% Transferring Investor" has the meaning set forth in Section 2C.

           "20% Investor" has the meaning set forth in Section 9A.

           "Acceptable Firm" means either (i) a nationally recognized investment banking firm approved by the Board or (ii) any other reputable valuation firm approved by the Board either (1) with the concurrence of the Lender Director,
(2) at such time as no Lender Director is then serving on the Board and no Lender Director has served on the Board during the immediately prior 90-day period, or (3) at such time as the shares held by Investors, excluding Oaktree and its Affiliates and RBS and its Affiliates, represent less than 20% of the Common Shares on a Fully Diluted Basis.

           "Affiliate" of a Person means any other Person controlling, controlled by or under common control with such Person and, in the case of a Person which is a partnership, any partner of such Person (provided that an Affiliate of an Investor shall not include the Company or any Person which would be deemed to be an Affiliate of such Investor solely by reason of such Investor's control of the Company).

           "Agreement" has the meaning set forth in the Preamble.

           "Approved Sale" has the meaning set forth in Section 3A.

           "Available Shares" has the meaning set forth in Section 2B.

           "Barbados Director" has the meaning set forth in Section 8A(ii)(b).

           "Capital Distribution Event" means a winding up or dissolution of the Company whether voluntary or involuntary or for the purpose of a reorganization or otherwise or upon any distribution of capital.

           "Common Shares" means the Company's common shares, par value $0.02 per share.

           "Common Shares on a Fully Diluted Basis" at any time means, without duplication, (i) all Common Shares outstanding at such time plus (ii) all Common Shares directly or indirectly issuable upon conversion of outstanding convertible securities or exercise or exchange of outstanding options, warrants or similar rights, whether or not such convertible security, right or option, warrant or similar right is then convertible, exercisable or exchangeable other than (a) Common Shares issuable upon exercise of the Original Shareholder Warrants and (b) Common Shares issuable upon exercise of options held by employees of the Company or any of its Subsidiaries.

           "Company" has the meaning set forth in the Preamble.

           "Convertible Shares" has the meaning set forth in Section 16C(i)(a).

           "Demand Investor" has the meaning set forth in Section 9A.

           "Demand Investor Group" has the meaning set forth in Section 9A.

           "Demand Registration" has the meaning set forth in Section 9A.

           "Election Notice" has the meaning set forth in Section 4B.

           "Election Period" has the meaning set forth in Section 2B.

           "Excluded Strategic Issuance" means a Strategic Issuance which (i) would constitute New Securities but for clause (iv) or (v) of the definition of "New Securities", and (ii) is not offered to holders of Investor Shares pursuant to Section 4A in reliance on the exclusion from the definition of "New Securities" in clause (iv) or (v) thereof.

           "Exempt Transfer" has the meaning set forth in Section 2D.

           "Independent Third Party" means any Person who, immediately prior to the contemplated transaction, does not own in excess of 5% of the Company's Common Shares on a Fully Diluted Basis (a "5% Owner"), who is not controlling, controlled by or under common control with any such 5% Owner and who is not the spouse or descendent (by birth or adoption) of any such 5% Owner or a trust for the benefit of such 5% Owner and/or such other Persons.

           "Initial Investors" has the meaning set forth in the Preamble.

           "Investor" or "Investors" has the meaning set forth in the Preamble.

           "Investor Shares" means (i) any Common Shares issued to an Investor pursuant to the Reorganization or otherwise acquired by any Investor on or after the effective date of the Reorganization, (ii) any Common Shares issuable upon exercise of any warrants issued to an Investor pursuant to the Reorganization or otherwise acquired by any Investor on or after the effective date of the Reorganization, and (iii) any shares or other equity securities issued or issuable directly or indirectly with respect to the securities referred to in clause (i) or clause (ii) above by way of dividend or split or in connection with a combination of shares, recapitalization, merger, amalgamation, consolidation or other reorganization; provided that, as to any particular shares constituting Investor Shares, such shares shall cease to be Investor Shares when they (w) have been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (x) have been sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act,
(y) cease to be outstanding; or (z) are held by any Subsidiary of the Company. For purposes of this Agreement, any Investor who holds warrants shall be deemed to be the holder of the Investor Shares issuable directly or indirectly upon exercise of the warrants in connection with the transfer thereof or otherwise and regardless of any restriction or limitation on the exercise thereof.

           "Lender Director" has the meaning set forth in Section 8A(ii)(e).

           "Long-Form Registrations" has the meaning set forth in Section 9A.

           "Majority Lender Investors" at any time means the Investors (but at any time when the Oaktree Shares represent at least the Threshold Amount, then excluding Oaktree and each Affiliate of Oaktree; and at any time when the RBS Shares represent at least the Threshold Amount, then excluding RBS and each Affiliate of RBS) holding a majority of the Investor Shares held by such Investors at such time.

           "Majority Non-Oaktree Investors" means (i) at any time when the Investor Shares held by Oaktree and its Affiliates represent at least 17.5% of the Common Shares on a Fully Diluted Basis, Investors (other than Oaktree or any Affiliate of Oaktree) holding a majority of the Investor Shares held by Investors (other than Oaktree or any Affiliate of Oaktree) at such time, and
(ii) at any time when the Investor Shares held by Oaktree and its Affiliates represent less than 17.5% of the Common Shares on a Fully Diluted Basis, Investors holding a majority of the Investor Shares held by Investors at such time.

           "New Securities" has the meaning set forth in Section 4D.

           "Non-Qualifying Preferred Shares" has the meaning set forth in
Section 16C.

           "Oaktree" means Oaktree Capital Management, L.L.C., including its successors and assigns.

           "Oaktree Directors" has the meaning set forth in Section 8A(ii)(c).

           "Oaktree Shares" means (i) any Investor Shares issued to or held by Oaktree or any of its Affiliates upon or after the effectiveness of the Reorganization and (ii) any securities issued or issuable directly or indirectly with respect to the Investor Shares referred to in clause (i) by way of dividend or split or in connection with a combination of shares, recapitalization, merger, amalgamation, consolidation or other reorganization.

           "Observer" has the meaning set forth in Section 8B.

           "Offer Notice" has the meaning set forth in Section 2B.

           "Offering Period" has the meaning set forth in Section 4B.

           "Optimal Amount" has the meaning set forth in Section 9D.

           "Original Shareholder Warrants" means the warrants (to purchase Common Shares) issued to the pre-petition shareholders of Old APW upon the effectiveness of the Reorganization.

           "Other Investors" has the meaning set forth in Section 2C.

           "Other Investors' Director" has the meaning set forth in Section 8A(ii)(f).

           "Participating Shares" has the meaning set forth in Section 16D.

           "Person" means an individual, a partnership, a corporation, a company, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

           "Piggyback Primary Optimal Amount" has the meaning set forth in
Section 10C.

           "Piggyback Registration" has the meaning set forth in Section 10A.

           "Piggyback Request" has the meaning set forth in Section 9A.

           "Pro Rata Share" has the meaning set forth in Section 2B.

           "Public Offering" means a public offering and sale of Investor Shares pursuant to an effective registration statement under the Securities Act.

           "Public Sale" means any sale of Investor Shares to the public pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 adopted under the Securities Act.

           "RBS" means The Royal Bank of Scotland plc, including the successors and assigns to the business and assets of The Royal Bank of Scotland plc.

           "RBS Directors" has the meaning set forth in Section 8A(ii)(d).

           "RBS Shares" means (i) any Investor Shares issued to or otherwise acquired by RBS or its Affiliates upon or after the effectiveness of the Reorganization and (ii) any securities issued or issuable directly or indirectly with respect to the Investor Shares referred to in clause (i) by way of dividend or split or in connection with a combination of shares, recapitalization, merger, amalgamation, consolidation or other reorganization.

           "Registrable Securities" means (i) any Common Shares issued to, or otherwise acquired at any time by, any Investor, (ii) any Common Shares issuable upon exercise of any warrants issued to an Investor pursuant to the Reorganization or otherwise acquired by any Investor on or after the effective date of the Reorganization, and (iii) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in clause (i) or clause

(ii) above by way of share dividend or share split or in connection with a combination of shares, recapitalization, merger, amalgamation, consolidation or other reorganization. As to any particular shares constituting Registrable Securities, such shares will cease to be Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public through a broker dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act. Further, notwithstanding the foregoing, any Common Shares which may be sold in the United States by the holder thereof in accordance with the Securities Act without registration thereof or pursuant to Rule 144 shall at such time cease to be Registrable Securities. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

                  "Registration Expenses" has the meaning set forth in Section 13A.
                  "Reorganization" has the meaning set forth in the Preamble.

                  "Sale Notice" has the meaning set forth in Section 2C.

                  "Sale of the Company" means the sale of the Company to an Independent Third Party or group of Independent Third Parties pursuant to a sale of all or substantially all of the Company's assets determined on a consolidated basis, an amalgamation, a scheme of arrangement, a merger or a sale of all or substantially all of the Company's shares.

                  "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

                  "Securities and Exchange Commission" includes any governmental body or agency succeeding to the functions thereof.

                  "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

                  "Short-Form Registrations" has the meaning set forth in
Section 9A.

                  "Significant Market Liquidity Event" means the sale in an underwritten public offering registered under the Securities Act of Common Shares resulting in the aggregate trading value of the Common Shares listed or approved for trading on the New York Stock Exchange or the NASDAQ Stock Market, or any successor thereto (other than Common Shares owned by any of the Company's officers, directors, or "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act), directly or indirectly, of more than 10% of the Company's Common Shares on a Fully Diluted Basis) being in excess of $75,000,000.

                  "Strategic Issuance" has the meaning set forth in Section
4D(v).

                  "Subsidiary" means, with respect to any Person, any corporation, company, partnership, limited liability company, association or other business entity of which (i) if a corporation or a company, a majority of the total voting power of shares of stock entitled (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, limited liability company, association or other business entity, either (A) a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof, or
(B) such Person is a general partner, managing member or managing director of such partnership, limited liability company, association or other entity.

                  "Substantial Investor" at any time means an Investor who then holds at least 5% of the Common Shares on a Fully Diluted Basis (other than Oaktree or any Affiliate of Oaktree, at any time when the Oaktree Shares represent at least the Threshold Amount, and other than RBS or any Affiliate of RBS, at any time when the RBS Shares represent at least the Threshold Amount).

                  "Substantial Investor Group" has the meaning set forth in
Section 9C.

                  "Super-Majority Board Approval" with respect to any matter means approval of such matter by the Board (or committee of the Board designated in respect of such matter as contemplated by the second sentence of Section 8D above) at a duly called meeting of the Board (or such committee) or by written consent, with at least 66 2/3% of the directors then serving on the Board (or such committee) voting to approve such matter (it being understood that any alternate director designated by a director pursuant to Section 8C above to attend a meeting shall be deemed to be such director at such meeting for purposes of this definition).

                  "Threshold Amount" at any time means 20% of the Common Shares on a Fully Diluted Basis at such time, except that following an Excluded Strategic Issuance, "Threshold Amount" shall mean the greater of (i) 17.5% of the Common Shares on a Fully Diluted Basis at such time or (ii) the excess of
(A) 20% of the Common Shares on a Fully Diluted Basis minus (B) 20% of the aggregate amount of Common Shares on a Fully Diluted Basis theretofore issued in Excluded Strategic Issuances.

                  "Transfer" has the meaning set forth in Section 2A.

                  "Transferring Investor" has the meaning set forth in Section

                  SECTION 18.  MISCELLANEOUS

                  18A. Transfers in Violation of Agreement. Any Transfer or attempted Transfer of any Investor Shares in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Investor Shares as the owner of such shares for any purpose.

          18B. Amendment and Waiver. Except as otherwise provided herein, any provision of this Agreement may be amended, modified or waived if and only if such amendment, modification, or waiver is approved in writing by the holders of a majority of the Investor Shares provided that (i) any modification, amendment or waiver of (a) Section 2C which diminishes the right of Investors to participate in sales contemplated thereby, or (b) Section 2B which causes to be more onerous the obligations of an Investor transferring Common Shares thereunder, shall not be effective unless approved in writing by Investors holding at least 66 2/3% of the Investor Shares, (ii) any amendment or waiver of any of Sections 9 through 15, or any indirect amendment or waiver thereof effectuated by amendment of any capitalized term which is defined in this Agreement but not in any of such Sections, which (A) diminishes the rights of any holder or group of holders of Registrable Securities relative to the rights of any other holder or group of holders of Registrable Securities, in each case outstanding prior to such amendment or waiver, to include Registrable Securities in a registration initiated by such other holder or group of holders, or eliminates the rights of any Demand Investors to initiate a Demand Registration, or (B) increases the obligations of any holder of then outstanding Registrable Securities to pay expenses in connection with any registration of securities, shall not be effective unless approved in writing by Oaktree (so long Oaktree and its Affiliates collectively hold at least 17.5% of the Common Shares on a Fully Diluted Basis) and the Majority Non-Oaktree Investors, (iii) any amendment or waiver of Section 3, or any indirect amendment or waiver thereof effectuated by amendment of any capitalized term which is defined in this Agreement but not in such Section, which adversely affects the economic rights of any Investor or group of Investors relative to any other Investor or Group of Investors, or which increases the obligations of any holder of then outstanding Investor Shares to provide indemnities, in connection with any Approved Sale, shall not be effective unless approved in writing by Oaktree (so long Oaktree and its Affiliates collectively hold at least 17.5% of the Common Shares on a Fully Diluted Basis) and the Majority Non-Oaktree Investors, (iv) any amendment or waiver of Section 4, or any indirect amendment or waiver thereof effectuated by amendment of any capitalized term which is defined in this Agreement but not in such Section, shall not be effective unless approved in writing by Oaktree (so long Oaktree and its Affiliates collectively hold at least 17.5% of the Common Shares on a Fully Diluted Basis) and the Majority Non-Oaktree Investors, (v) any amendment or waiver of Section 2, Section 3, Section 4, Section 7, Section 8,
Section 16, Section 18B, or any indirect amendment or waiver thereof effectuated by amendment of any capitalized term which is defined in this Agreement but not in any of such Sections, shall not be effective unless approved by RBS (so long as it holds at least 17.5% of the Common Shares on a Fully Diluted Basis) and Oaktree (so long as it holds at least 17.5% of the Common Shares on a Fully Diluted Basis), (vi) so long as RBS holds at least 17.5% of the Common Shares on a Fully Diluted Basis, any modification, amendment or waiver of Section 16B or
Section 16C(i) shall not be effective unless approved in writing by RBS or Investors holding at least 75% of the Investor Shares; (vii) so long as Oaktree holds at least 17.5% of the Common Shares on a Fully Diluted Basis, any modification, amendment or waiver of Section 16B or Section 16C(i) shall not be effective unless approved in writing by Oaktree or Investors holding at least 75% of the Investor Shares; (viii) any modification, amendment or waiver of
Section 16A shall not be effective unless approved in writing by Investors holding at least 662 /3% of the Investor Shares, (ix) any modification, amendment or waiver of Section 8A(ii)(e) or Section 8A(vii) shall not be effective unless approved in writing by the Majority Lender Investors, (x) any amendment or waiver of Section 2C, Section 3 or Section 14, or any indirect amendment or waiver thereof effectuated by amendment of any capitalized term which is defined in this Agreement but not in such Sections, which increases the obligations of any holder of then outstanding Investor Shares to provide indemnities shall not be effective unless approved in writing by the Majority Lender Investors and, so long as the Oaktree Shares represent the Threshold Amount, the holders of a majority of the Oaktree Shares, and so long as the RBS Shares represent the Threshold Amount, the holders of a majority of the RBS Shares, and (xi) any modification, amendment or waiver of Section 2C shall not be effective unless approved in writing by Investors holding at least 80% of the Investor Shares. Each of clauses (i) through (xi) of the preceding sentence is a restriction which is independent of each other clause of such sentence, and if more than one such clause is applicable to any amendment to any section of this Agreement, then the restriction in each such clause shall be applicable.

                  The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms. Notwithstanding the foregoing, any provision of this Agreement that is for the express benefit of Oaktree or RBS may not be modified, amended or waived without the written approval of Oaktree or RBS, respectively.

                  To the extent that this Section 18B specifies, in any of clauses (i) through (xi) thereof, an approval requirement for amendment or waiver of any section of this Agreement, the same approval requirement shall be necessary to amend or waive such clause of Section 18B.

                  18C. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

                  18D. Entire Agreement. Except as otherwise expressly set forth herein, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

                  18E. No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

                  18F. Adjustments Affecting Registrable Securities. The Company will not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a share split or a combination of shares).

         18G. Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and the Investors and any subsequent holders of Investor Shares and the respective successors and assigns of each of them, so long as they hold Investor Shares.

         18H. Counterparts. This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

         18I. Remedies. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that the Company and any Investor shall have the right to injunctive relief, in addition to all of its rights and remedies at law or in equity, to enforce the provisions of this Agreement. Nothing contained in this Agreement shall be construed to confer upon any Person who is not a signatory hereto any rights or benefits, as a third party beneficiary or otherwise.

         18J. Notices. Any notice provided for in this Agreement shall be in writing and shall be either personally delivered, or received by certified mail, return receipt requested, or sent by reputable overnight courier service (charges prepaid) to the Company at the addresses set forth below and to any other recipient at the address indicated on the attached Schedule of Investors and to any subsequent holder of Investor Shares at such address as indicated by the Company's records or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder (i) when delivered personally to the recipient, (ii) one business day after being sent to the recipient by reputable overnight courier service (charges prepaid) or (iii) upon machine-generated acknowledgment of receipt after transmittal by facsimile if so acknowledged to have been received before 5:00 p.m. on a business day at the location of receipt and otherwise on the next following business day, provided that such notice, demand or other communication is also deposited within 24 hours thereafter with a reputable overnight courier service (charges prepaid) for delivery to the same Person. The Company's addresses are:

                        APW Ltd.
                        N22 W23685 Ridgeview Parkway West
                        Waukesha, Wisconsin 53188-1013
                        Attention: Chief Executive Officer

                        and

                        APW Ltd.
                        2 Church Street
                        Hamilton, Bermuda

         18K. Governing Law. The corporate law of New York will govern all issues concerning the relative rights of the Company and its Investors. All other issues concerning this Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of New York.

         18L. Waiver of Jury Trial. EACH OF THE INVESTORS AND THE COMPANY IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT.

         18M. Submission to Jurisdiction. Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, each Investor hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

         18N. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

         18O. Company Action.

         Each Investor shall vote (at a shareholders' meeting which has been duly called or, if so requested by any 10% Investor, by written consent) all of his, her or its Investor Shares and any other voting securities of the Company over which such Investor has voting control to give effect to the obligations assumed by the Company under this Agreement.

         18P. Additional Investors. In connection with the issuance of any additional equity securities of the Company (or rights or options to acquire any such equity securities) to any Person in accordance with this Agreement, the Company may, with the consent of the Board permit such Person to become a party to this Agreement and succeed to all of the rights and obligations of an "Investor" and a holder of "Investor Shares" by obtaining an executed counterpart signature page to this Agreement, and, upon such execution, such Person shall for all purposes be an "Investor" party to this Agreement.

                                    * * * * *

                  IN WITNESS WHEREOF, the parties hereto have executed this Investor Rights Agreement on the day and year first above written.

                                THE COMPANY:

                                     APW LTD.


                                     By:  Richard D. Carrroll
                                          --------------------------------------

                                     Its:  Vice President
                                           -------------------------------------


[End of Signature Page to the Investor Rights Agreement. Counterpart signature pages for the Investors to be attached separately pursuant to Section 18H.]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by the their respective officers thereunto duly authorized as of the day and year first above written.


                                       AWP LTD.


                                       By:  /s/ Richard Carroll
                                          --------------------------------
                                       Name:  Richard Carroll
                                       Title: Vice President



                                       BANK OF AMERICA, NATIONAL
                                       ASSOCIATION


                                       By:
                                          --------------------------------
                                       Name:
                                       Title:



                                       BNP PARIBAS


                                       By:
                                          --------------------------------
                                       Name:
                                       Title:



                                       GRAND STREET HOLDINGS 1, LLC by
                                       Oaktree Capital Management, LLC, its
                                       Managing Member


                                       By:
                                          --------------------------------
                                       Name:
                                       Title:



                                       GRAND STREET HOLDINGS 2, LLC by
                                       Oaktree Capital Management, LLC, its
                                       Managing Member


                                       By:
                                          --------------------------------
                                       Name:
                                       Title:




                                                       Investor Rights Agreement

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by the their respective officers thereunto duly authorized as of the day and year first above written.


                                       AWP LTD.


                                       By:
                                          --------------------------------
                                       Name:
                                       Title:



                                       BANK OF AMERICA, NATIONAL
                                       ASSOCIATION


                                       By:  /s/ M. Duncan McDuffie
                                          --------------------------------
                                       Name:  M. Duncan McDuffie
                                       Title: Managing Director



                                       BNP PARIBAS


                                       By:
                                          --------------------------------
                                       Name:
                                       Title:



                                       GRAND STREET HOLDINGS 1, LLC by
                                       Oaktree Capital Management, LLC, its
                                       Managing Member


                                       By:
                                          --------------------------------
                                       Name:
                                       Title:



                                       GRAND STREET HOLDINGS 2, LLC by
                                       Oaktree Capital Management, LLC, its
                                       Managing Member


                                       By:
                                          --------------------------------
                                       Name:
                                       Title:




                                                       Investor Rights Agreement

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by the their respective officers thereunto duly authorized as of the day and year first above written.


                                       AWP LTD.


                                       By:
                                          --------------------------------
                                       Name:
                                       Title:



                                       BANK OF AMERICA, NATIONAL
                                       ASSOCIATION


                                       By:
                                          --------------------------------
                                       Name:
                                       Title:



                                       BNP PARIBAS


                                       By:  /s/ Curtis Crane
                                          --------------------------------
                                       Name:  Curtis Crane
                                       Title: Director


                                       By:  /s/ Kathryn B. Quinn
                                          --------------------------------
                                       Name:  Kathryn Quinn
                                       Title: Vice President



                                       GRAND STREET HOLDINGS 1, LLC by
                                       Oaktree Capital Management, LLC, its
                                       Managing Member


                                       By:
                                          --------------------------------
                                       Name:
                                       Title:



                                       GRAND STREET HOLDINGS 2, LLC by
                                       Oaktree Capital Management, LLC, its
                                       Managing Member


                                       By:
                                          --------------------------------
                                       Name:
                                       Title:




                                                       Investor Rights Agreement

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by the their respective officers thereunto duly authorized as of the day and year first above written.


                                       AWP LTD.


                                       By:
                                          --------------------------------
                                       Name:
                                       Title:



                                       BANK OF AMERICA, NATIONAL
                                       ASSOCIATION


                                       By:
                                          --------------------------------
                                       Name:
                                       Title:



                                       BNP PARIBAS


                                       By:
                                          --------------------------------
                                       Name:
                                       Title:



                                       GRAND STREET HOLDINGS 1, LLC by
                                       Oaktree Capital Management, LLC, its
                                       Managing Member



                                       By:  /s/ Christopher S. Brothers
                                          --------------------------------
                                       Name:  Christopher S. Brothers
                                       Title: Managing Director


                                       By:  /s/ Jordon L. Kruse
                                          --------------------------------
                                       Name:  Jordon L. Kruse
                                       Title: Vice President



                                       GRAND STREET HOLDINGS 2, LLC by
                                       Oaktree Capital Management, LLC, its
                                       Managing Member


                                       By:  /s/ Christopher S. Brothers
                                          --------------------------------
                                       Name:  Christopher S. Brothers
                                       Title: Managing Director


                                       By:  /s/ Jordon L. Kruse
                                          --------------------------------
                                       Name:  Jordon L. Kruse
                                       Title: Vice President



                                                       Investor Rights Agreement

                                       GRAND STREET HOLDINGS 3, LLC by
                                       Oaktree Capital Management, LLC, its
                                       Managing Member


                                       By:  /s/ Christopher S. Brothers
                                          --------------------------------
                                       Name:  Christopher S. Brothers
                                       Title: Managing Director


                                       By:  /s/ Jordon L. Kruse
                                          --------------------------------
                                       Name:  Jordon L. Kruse
                                       Title: Vice President



                                       GRAND STREET HOLDINGS 4, LLC by
                                       Oaktree Capital Management, LLC, its
                                       Managing Member


                                       By:  /s/ Christopher S. Brothers
                                          --------------------------------
                                       Name:  Christopher S. Brothers
                                       Title: Managing Director


                                       By:  /s/ Jordon L. Kruse
                                          --------------------------------
                                       Name:  Jordon L. Kruse
                                       Title: Vice President



                                       GRAND STREET HOLDINGS 5, LLC by
                                       Oaktree Capital Management, LLC, its
                                       Managing Member


                                       By:  /s/ Christopher S. Brothers
                                          --------------------------------
                                       Name:  Christopher S. Brothers
                                       Title: Managing Director



                                       GRAND STREET HOLDINGS 6, LLC by
                                       Oaktree Capital Management, LLC, its
                                       Managing Member


                                       By:  /s/ Christopher S. Brothers
                                          --------------------------------
                                       Name:  Christopher S. Brothers
                                       Title: Managing Director





                                                       Investor Rights Agreement

                                       GRAND STREET HOLDINGS 7, LLC by
                                       Oaktree Capital Management, LLC, its
                                       Managing Member


                                       By:  /s/ Christopher S. Brothers
                                          --------------------------------
                                       Name:  Christopher S. Brothers
                                       Title: Managing Director


                                       By:  /s/ Jordon L. Kruse
                                          --------------------------------
                                       Name:  Jordon L. Kruse
                                       Title: Vice President



                                       GRAND STREET HOLDINGS 8, LLC by
                                       Oaktree Capital Management, LLC, its
                                       Managing Member


                                       By:  /s/ Christopher S. Brothers
                                          --------------------------------
                                       Name:  Christopher S. Brothers
                                       Title: Managing Director


                                       By:  /s/ Jordon L. Kruse
                                          --------------------------------
                                       Name:  Jordon L. Kruse
                                       Title: Vice President



                                       GRAND STREET HOLDINGS 9, LLC by
                                       Oaktree Capital Management, LLC, its
                                       Managing Member


                                       By:  /s/ Christopher S. Brothers
                                          --------------------------------
                                       Name:  Christopher S. Brothers
                                       Title: Managing Director


                                       By:  /s/ Jordon L. Kruse
                                          --------------------------------
                                       Name:  Jordon L. Kruse
                                       Title: Vice President





                                                       Investor Rights Agreement

                                        GSC RECOVERY II, L.P.

                                        By: GSC Recovery II GP, L.P., its
                                            general partner

                                        By: GSC RII, LLC, its general partner

                                        By: GSCP (NJ) Holdings, L.P., its
                                            sole member

                                        By: GSCP (NJ), Inc., its general partner


                                        By: /s/
                                            ------------------------------------
                                        Name:
                                        Title:



                                        GSC RECOVERY IIA, L.P.

                                        By: GSC Recovery IIA GP, L.P., its
                                            general partner

                                        By: GSC RII, LLC, its general partner

                                        By: GSCP (NJ) Holdings, L.P., its
                                            sole member

                                        By: GSCP (NJ), Inc., its general partner


                                        By: /s/
                                            ------------------------------------
                                        Name:
                                        Title:



                                        JPMORGAN CHASE BANK

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                                       Investor Rights Agreement

                                        GSC RECOVERY II, L.P.

                                        By: GSC Recovery II GP, L.P., its
                                            general partner

                                        By: GSC RII, LLC, its general partner

                                        By: GSCP (NJ) Holdings, L.P., its
                                            sole member

                                        By: GSCP (NJ), Inc., its general partner


                                        By: ____________________________________
                                        Name:
                                        Title:



                                        GSC RECOVERY IIA, L.P.

                                        By: GSC Recovery IIA GP, L.P., its
                                            general partner

                                        By: GSC RII, LLC, its general partner

                                        By: GSCP (NJ) Holdings, L.P., its
                                            sole member

                                        By: GSCP (NJ), Inc., its general partner


                                        By: ____________________________________
                                        Name:
                                        Title:



                                        JPMORGAN CHASE BANK


                                        By:      /s/  Michael Lancia
                                            ------------------------------------
                                        Name:         Michael Lancia
                                        Title:        Vice President


                                                       Investor Rights Agreement

                                        OCM PRINCIPAL OPPORTUNITIES FUND
                                        II, L.P. by Oaktree Capital Management,
                                        LLC, its General Partner


                                        By:  /s/ Christopher S. Brothers
                                             ---------------------------
                                        Name: Christopher S. Brothers
                                        Title: Managing Director


                                        By:  /s/ Jordon L. Kruse
                                             ---------------------------
                                        Name: Jordan L. Kruse
                                        Title: Vice President


                                        OCM OPPORTUNITIES FUND III, L.P. by
                                        Oaktree Capital Management, LLC, its
                                        General Partner


                                        By:  /s/ Lowell Hill
                                             ---------------------------
                                        Name: Lowell Hill
                                        Title: Managing Director


                                        OCM OPPORTUNITIES FUND IV, L.P. by
                                        Oaktree Capital Management, LLC, its
                                        General Partner


                                        By:  /s/ Lowell Hill
                                             ---------------------------
                                        Name: Lowell Hill
                                        Title: Managing Director


                                        O'CONNOR DISTRESSED TRADING
                                        MASTER LTD., by UBS O'Connor LLC, its
                                        investment advisor


                                        By:
                                             ---------------------------
                                        Name:
                                        Title:


                                        PERRY PRINCIPALS, L.L.C.


                                        By:
                                             ---------------------------
                                        Name:
                                        Title:



                                                       Invester Rights Agreement

                                        OCM PRINCIPAL OPPORTUNITIES FUND
                                        II, L.P. by Oaktree Capital Management,
                                        LLC, its General Partner


                                        By:
                                             ---------------------------
                                        Name:
                                        Title:


                                        OCM OPPORTUNITIES FUND III, L.P. by
                                        Oaktree Capital Management, LLC, its
                                        General Partner


                                        By:
                                             ---------------------------
                                        Name:
                                        Title:


                                        OCM OPPORTUNITIES FUND IV, L.P. by
                                        Oaktree Capital Management, LLC, its
                                        General Partner


                                        By:
                                             ---------------------------
                                        Name:
                                        Title:


                                        O'CONNOR DISTRESSED TRADING
                                        MASTER LTD., by UBS O'Connor LLC, its
                                        investment advisor


                                        By:  /s/ Geoffrey A. Oltmans
                                             ---------------------------
                                        Name: Geoffrey A. Oltmans
                                        Title: Executive Director


                                        PERRY PRINCIPALS, L.L.C.


                                        By:
                                             ---------------------------
                                        Name:
                                        Title:



                                                       Investor Rights Agreement

                                        OCM PRINCIPAL OPPORTUNITIES FUND
                                        II, L.P. by Oaktree Capital Management,
                                        LLC, its General Partner


                                        By:
                                             ---------------------------
                                        Name:
                                        Title:


                                        OCM OPPORTUNITIES FUND III, L.P. by
                                        Oaktree Capital Management, LLC, its
                                        General Partner


                                        By:
                                             ---------------------------
                                        Name:
                                        Title:


                                        OCM OPPORTUNITIES FUND IV, L.P. by
                                        Oaktree Capital Management, LLC, its
                                        General Partner


                                        By:
                                             ---------------------------
                                        Name:
                                        Title:


                                        O'CONNOR DISTRESSED TRADING
                                        MASTER LTD., by UBS O'Connor LLC, its
                                        investment advisor


                                        By:
                                             ---------------------------
                                        Name:
                                        Title:


                                        PERRY PRINCIPALS, L.L.C.


                                        By:  /s/ Nathaniel J. Klipper
                                             ---------------------------
                                        Name: Nathaniel J. Klipper
                                        Title: Managing Director



                                                       Investor Rights Agreement

                                       ROYAL BANK OF SCOTLAND, PLC


                                       By:  /s/ T. J. Smith
                                          -----------------------------
                                       Name:  T. J. Smith
                                       Title: Corporate Director



                                       SOCIETE GENERALE


                                       By:
                                          -----------------------------
                                       Name:
                                       Title:



                                       U.S. BANK NATIONAL ASSOCIATION


                                       By:
                                          -----------------------------
                                       Name:
                                       Title:


                                       WILLIAM E. SIMON & SONS SPECIAL
                                       SITUATIONS PARTNERS II, L.P.


                                       By:
                                          -----------------------------
                                       Name:
                                       Title:





                                                       Investor Rights Agreement

                                       ROYAL BANK OF SCOTLAND, PLC


                                       By:
                                          -----------------------------
                                       Name:
                                       Title:



                                       SOCIETE GENERALE


                                       By:  /s/ Eric E. O. Siebert Jr.
                                          -----------------------------
                                       Name:  Eric E. O. Siebert Jr.
                                       Title: Director



                                       U.S. BANK NATIONAL ASSOCIATION


                                       By:
                                          -----------------------------
                                       Name:
                                       Title:


                                       WILLIAM E. SIMON & SONS SPECIAL
                                       SITUATIONS PARTNERS II, L.P.


                                       By:
                                          -----------------------------
                                       Name:
                                       Title:





                                                       Investor Rights Agreement

                                       ROYAL BANK OF SCOTLAND, PLC


                                       By:
                                          -----------------------------
                                       Name:
                                       Title:



                                       SOCIETE GENERALE


                                       By:
                                          -----------------------------
                                       Name:
                                       Title:



                                       U.S. BANK NATIONAL ASSOCIATION


                                       By:  /s/ Greg Wilson
                                          -----------------------------
                                       Name:  Greg Wilson
                                       Title: VP


                                       WILLIAM E. SIMON & SONS SPECIAL
                                       SITUATIONS PARTNERS II, L.P.


                                       By:
                                          -----------------------------
                                       Name:
                                       Title:





                                                       Investor Rights Agreement

                                       ROYAL BANK OF SCOTLAND, PLC


                                       By:
                                          -----------------------------
                                       Name:
                                       Title:



                                       SOCIETE GENERALE


                                       By:
                                          -----------------------------
                                       Name:
                                       Title:



                                       U.S. BANK NATIONAL ASSOCIATION


                                       By:
                                          -----------------------------
                                       Name:
                                       Title:


                                       WILLIAM E. SIMON & SONS SPECIAL
                                       SITUATIONS PARTNERS II, L.P.


                                       By:  /s/ Brandon H. Gallaher
                                          -----------------------------
                                       Name:  Brandon H. Gallaher
                                       Title: President





                                                       Investor Rights Agreement

                    Signatories to Investor Rights Agreement:


..  APW Ltd.

..  Bank of America, National Association

..  BNP Paribas

..  Grand Street Holdings 1, LLC

..  Grand Street Holdings 2, LLC

..  Grand Street Holdings 3, LLC

..  Grand Street Holdings 4, LLC

..  Grand Street Holdings 5, LLC

..  Grand Street Holdings 6, LLC

..  Grand Street Holdings 7, LLC

..  Grand Street Holdings 8, LLC

..  Grand Street Holdings 9, LLC

..  GSC Recovery II, L.P.

..  GSC REcovery IIA, L.P.

..  JPMorgan Chase Bank

..  OCM Principal Opportunities Fund II, L.P.

..  OCM Opportunities Fund III, L.P.

..  OCM Opportunities Fund IV, L.P.

..  O'Connor Distressed Trading Master LTD.

..  Perry Principles, L.L.C.

..  Royal Bank of Scotland, PLC

..  Societe Generale

..  U.S. Bank National Association

..  William E. Simon & Sons Special Situations Partners II, L.P.